Exhibit 99.2

Supplemental Financial Information
Fourth Quarter 2011

Table of Contents	PRIMERICA, INC.
Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3

Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4

Financial results and other statistical data	5

Statements of income	6

Reconciliation of statement of income non-GAAP to GAAP financial measures	7

Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, key statistics, and financial analysis	11

Investment portfolio	12-15

Five-year historical key statistics	16

This document may contain forward-looking statements and information. Additional information on factors that could cause results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2010, as modified by the exhibit to our Form 8-K dated April 12, 2011 and further modified by our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.

Preface	PRIMERICA, INC.
Financial Supplement

FOURTH QUARTER 2011

This document is a financial supplement to our fourth quarter 2011 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for two different purposes, as follows:

●
Operating adjustments exclude the expense associated with equity awards granted in connection with our initial public offering (“IPO”) and the impact of realized investment gains and losses.  For periods which include the first quarter of 2011 and the fourth quarter of 2010, operating adjustments exclude the impact of certain reinsurance recoveries which previously had not been recognized due to the uncertain nature of their recovery.  For periods which include the first quarter of 2010, operating adjustments reflect the impact of our reinsurance and reorganization activities as if they had been effected on January 1, 2010.

●	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

The following transactions were executed in conjunction with our IPO in March and April 2010 (the “IPO-related Transactions”) and are included in our actual and/or operating results as appropriate.

IPO-related Transactions executed in first quarter 2010:

●	On March 31, 2010, we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to various affiliates of Citigroup Inc. (“Citi”) and declared extraordinary dividends to Citi.

IPO-related Transactions executed in second quarter 2010:

●
On April 1, 2010, Citi contributed the legal entities comprising our business to us.  We issued approximately 75.0 million shares of common stock and warrants exercisable for approximately 4.1 million additional shares of our common stock to Citi. Additionally, we issued a $300.0 million note to Citi, due March 31, 2015 and bearing interest at 5.5% annually.

●	On April 1, 2010, our common stock began trading under the ticker symbol “PRI” on the New York Stock Exchange.

●	On April 1, 2010, Citi sold approximately 24.6 million shares of our common stock (after giving effect to the over-allotment option) to the public in the IPO.

●
On April 1, 2010, Citi contributed approximately 5.0 million shares back to us, which we granted in the form of equity awards to certain of our management and sales force leaders.  Of these, approximately 200,000 shares were granted to replace unvested Citi awards.

●
On April 15, 2010, Citi sold approximately 16.4 million shares and the warrants to purchase approximately 4.1 million additional shares of our common stock to private equity funds managed by Warburg Pincus LLC (“Warburg Pincus”) for a purchase price of $230.0 million (the “private sale”).  Following the IPO and the private sale, certain historical Citi equity awards immediately vested.

●	Effective as of April 1, 2010, we made elections under Section 338(h)(10) of the Internal Revenue Code, which resulted in changes to our deferred tax balances and reduced stockholders’ equity.

●
Prior to April 2010, our federal income tax return was consolidated into Citi’s federal income tax return.  In anticipation of our corporate reorganization, we entered into a tax separation agreement with Citi and prepaid our estimated tax liability to Citi.  In accordance with the tax separation agreement, Citi will indemnify the Company and its subsidiaries against any federal, state or local income tax liability for any taxable period ending on or before April 7, 2010, the closing date of the IPO.  Our advance tax payments paid to Citi exceeded our actual tax liabilities.   As a result, we recorded the overpayment as a return of capital resulting in a reduction of tax assets and a reduction of stockholders' equity.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

Condensed Balance Sheets and Reconciliation of Balance Sheet to Non-GAAP to GAAP Financial Measures	PRIMERICA, INC.
Financial Supplement

	(2)	(3)
(Dollars in thousands)	Mar 31, 2010	Jun 30, 2010	Sep 30, 2010	Dec 31, 2010	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011	Dec 31, 2011
Condensed Balance Sheets
Assets:
Investments and cash	$2,983,780	$2,275,564	$2,284,127	$2,279,621	$2,330,098	$2,297,013	$2,319,873	$2,157,582
Due from reinsurers	3,595,239	3,639,298	3,694,015	3,731,634	3,770,966	3,795,348	3,819,738	3,855,890
Deferred policy acquisition costs	702,429	745,322	798,335	853,211	908,600	966,094	1,004,545	1,050,637
Income taxes	56,114	—	—	—	—	—	—	—
Other assets	523,584	554,950	610,518	573,055	582,080	567,482	586,646	525,837
Separate account assets	2,222,267	2,098,936	2,301,896	2,446,786	2,582,881	2,544,429	2,276,705	2,408,598
Total assets	$10,083,413	$9,314,070	$9,688,891	$9,884,307	$10,174,625	$10,170,366	$10,007,507	$9,998,544

Liabilities:
Future policy benefits	$4,248,277	$4,286,258	$4,349,375	$4,409,183	$4,470,185	$4,532,615	$4,557,535	$4,614,860
Other policy liabilities	630,294	608,307	609,047	592,711	604,487	588,202	589,826	589,542
Income taxes	—	129,776	127,732	136,226	142,780	130,283	136,028	131,477
Other liabilities	1,106,834	412,141	395,762	386,182	397,561	364,533	390,297	382,068
Note payable	—	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Payable under securities lending	129,042	161,056	208,765	181,726	186,089	163,342	185,483	149,358
Separate account liabilities	2,222,267	2,098,936	2,301,896	2,446,786	2,582,881	2,544,429	2,276,705	2,408,598
Total liabilities	8,336,714	7,996,474	8,292,577	8,452,814	8,683,983	8,623,404	8,435,874	8,575,903
Stockholders’ equity:
Common stock ($0.01 par value) (1)	—	727	727	728	732	736	737	649
Paid-in capital	1,312,072	870,706	882,676	883,169	889,654	894,018	898,945	707,912
Retained earnings	300,531	304,075	342,920	395,057	446,767	488,521	526,847	566,021
Treasury stock	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	85,265	97,505	120,949	98,322	96,543	105,647	99,257	97,082
Net unrealized investment losses other-than-temporarily impaired	(4,245)	(3,703)	(2,883)	(2,275)	(2,275)	(2,275)	(2,363)	(1,665)
Cumulative translation adjustment	53,076	48,286	51,925	56,492	59,221	60,315	48,210	52,642
Total stockholders’ equity	1,746,699	1,317,596	1,396,314	1,431,493	1,490,642	1,546,962	1,571,633	1,422,641
Total liabilities and stockholders' equity	$10,083,413	$9,314,070	$9,688,891	$9,884,307	$10,174,625	$10,170,366	$10,007,507	$9,998,544

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,665,679	$1,223,794	$1,278,248	$1,335,446	$1,396,374	$1,443,590	$1,474,739	$1,327,224
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	85,265	97,505	120,949	98,322	96,543	105,647	99,257	97,082
Net unrealized investment losses other-than-temporarily impaired	(4,245)	(3,703)	(2,883)	(2,275)	(2,275)	(2,275)	(2,363)	(1,665)
Total reconciling items	81,020	93,802	118,066	96,047	94,268	103,372	96,894	95,417
Total stockholders’ equity	$1,746,699	$1,317,596	$1,396,314	$1,431,493	$1,490,642	$1,546,962	$1,571,633	$1,422,641

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$2,789,905	$702,429	$745,322	$798,335	$853,211	$908,600	$966,094	$1,004,545
General expenses deferred	16,095	15,061	14,876	14,481	14,123	16,946	15,340	15,449
Commission costs deferred	77,208	56,831	57,232	65,285	60,296	66,661	66,302	62,795
Amortization of deferred policy acquisition costs	(91,756)	(22,899)	(23,844)	(29,536)	(25,556)	(27,385)	(30,532)	(35,875)
Transferred to reinsurers	(2,099,941)	—	—	—	—	—	—	—
Foreign currency impact and other, net	10,918	(6,100)	4,750	4,646	6,527	1,272	(12,659)	3,724
Balance, end of period	$702,429	$745,322	$798,335	$853,211	$908,600	$966,094	$1,004,545	$1,050,637

(1)	Outstanding common shares exclude restricted stock units.
(2)
The balance sheet as of March 31, 2010 reflects the impact of the Citi reinsurance transactions executed on March 31, 2010.  The Citi reinsurance transactions were given retroactive effect to January 1, 2010.  As a result, the first quarter 2010 balance sheet includes a return of capital to Citi equally offsetting the income attributable to the underlying policies earned between January 1, 2010 and March 31, 2010.  The first quarter 2010 balance sheet also reflects the extraordinary dividends declared on March 31, 2010.

(3)
The balance sheet as of June 30, 2010 reflects the issuance of the Citi note, reductions to stockholders' equity and corresponding changes in deferred tax balances as a result of the 338(h)(10) elections, and a reduction in stockholders' equity as a result of reflecting our overpayment of estimated taxes to Citi as a return of capital.

Financial Results and Other Statistical Data	PRIMERICA, INC.
Financial Supplement

									YOY Q4
(Dollars in thousands, except per-share data)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	$ Change	% Change	YTD 2011
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	na	71,843,588	72,259,352	72,453,126	72,671,481	73,457,333	73,658,253	69,366,432	(3,086,694)	-4.3%	72,283,068

Net income	na	$22,008	$39,595	$52,889	$52,467	$44,023	$40,600	$41,185	$(11,704)	-22.1%	$178,276
Less income attributable to unvested participating securities	na	(928)	(1,540)	(2,051)	(2,103)	(1,284)	(1,144)	(1,230)	821	40.0%	(5,565)
Net income used in computing basic EPS	na	$21,080	$38,055	$50,838	$50,364	$42,739	$39,457	$39,955	$(10,883)	-21.4%	$172,711
Basic earnings per share	na	$0.29	$0.53	$0.70	$0.69	$0.58	$0.54	$0.58	$(0.13)	-17.9%	$2.39

Net operating income	na	$37,199	$40,913	$45,217	$48,629	$44,999	$42,817	$40,632	$(4,585)	-10.1%	$177,077
Less operating income attributable to unvested participating securities	na	(1,569)	(1,591)	(1,753)	(1,949)	(1,313)	(1,206)	(1,213)	540	30.8%	(5,526)
Net operating income used in computing basic operating EPS	na	$35,631	$39,322	$43,464	$46,680	$43,686	$41,611	$39,419	$(4,045)	-9.3%	$171,551
Basic operating income per share	na	$0.50	$0.54	$0.60	$0.64	$0.59	$0.56	$0.57	$(0.03)	-5.3%	$2.37

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	na	71,843,588	72,259,352	72,453,126	72,671,481	73,457,333	73,658,253	69,366,432	(3,086,694)	-4.3%	72,083,068
Dilutive impact of warrants	na	890,777	660,066	786,628	1,154,597	743,814	541,184	802,787	16,159	2.1%	823,497
Shares used to calculate diluted EPS	na	72,734,365	72,919,418	73,239,754	73,826,078	74,201,147	74,199,437	70,169,219	(3,070,535)	-4.2%	73,106,565

Net income	na	$22,008	$39,595	$52,889	$52,467	$44,023	$40,600	$41,185	$(11,704)	-22.1%	$178,276
Less income attributable to unvested participating securities	na	(917)	(1,527)	(2,030)	(2,072)	(1,272)	(1,136)	(1,217)	813	40.1%	(5,507)
Net income used in computing diluted EPS	na	$21,091	$38,068	$50,859	$50,395	$42,751	$39,464	$39,968	$(10,891)	-21.4%	$172,769
Diluted earnings per share	na	$0.29	$0.52	$0.69	$0.68	$0.58	$0.53	$0.57	$(0.12)	-18.0%	$2.36

Net operating income	na	$37,199	$40,913	$45,217	$48,629	$44,999	$42,817	$40,632	$(4,585)	-10.1%	$177,077
Less operating income attributable to unvested participating securities	na	(1,550)	(1,578)	(1,735)	(1,920)	(1,301)	(1,198)	(1,200)	535	30.8%	(5,469)
Net operating income used in computing diluted operating EPS	na	$35,649	$39,335	$43,482	$46,709	$43,698	$41,619	$39,432	$(4,050)	-9.3%	$171,608
Diluted operating income per share	na	$0.49	$0.54	$0.59	$0.63	$0.59	$0.56	$0.56	$(0.03)	-5.3%	$2.35

In April 2010, Primerica issued shares, warrants, and equity awards to complete the transactions related to our corporate reorganization.  Both the vested and unvested equity awards maintain nonforfeitable dividend rights that result in dividend payment obligations on a one-to-one ratio with common shares for any future dividend declarations.  These awards are deemed participating securities for calculating EPS.

As a result of issuing equity awards that are deemed participating securities, we calculate EPS using the two-class method. Under the two-class method, we allocate earnings to common shares and to fully vested equity awards. Earnings attributable to unvested equity awards, along with the corresponding share counts, are excluded from EPS reflected on our consolidated statements of income.  In calculating basic EPS, we deduct any dividends on and undistributed earnings allocated to unvested equity awards from net income and then divide the result by the weighted average number of common shares and fully vested equity awards outstanding for the period.

We determine the potential dilutive effect of warrants on EPS using the treasury-stock method. Under this method, we utilize the exercise price to determine the amount of cash that would be available to repurchase shares if the warrants were exercised. We then use the average market price of our common shares during the reporting period to determine how many shares we could repurchase with the cash raised from the exercise. The net incremental share count issued represents the potential dilutive securities.  We then reallocate earnings to common shares and fully vested equity awards incorporating the increased, fully diluted share count to determine diluted EPS.

																YOY Q4
	Q1 2010	Q2 2010		Q3 2010		Q4 2010		Q1 2011		Q2 2011		Q3 2011		Q4 2011		Change	% Change	YTD 2011
Annualized Return on Equity
Average stockholders' equity	na	$1,296,220		$1,356,955		$1,413,904		$1,461,068		$1,518,802		$1,559,298		$1,497,137		$83,234	5.9%	$1,509,076
Average adjusted stockholders' equity	na	$1,208,809		$1,251,021		$1,306,847		$1,365,910		$1,419,982		$1,459,165		$1,400,982		$94,135	7.2%	$1,411,510

Net income return on stockholders' equity	na	6.8%		11.7%		15.0%		14.4%		11.6%		10.4%		11.0%		-4.0%	nm	11.8%
Net income return on adjusted stockholders' equity	na	7.3%		12.7%		16.2%		15.4%		12.4%		11.1%		11.8%		-4.4%	nm	12.6%

Net operating income return on adjusted stockholders' equity	na	12.3%		13.1%		13.8%		14.2%		12.7%		11.7%		11.6%		-2.2%	nm	12.5%

Capital Structure
Debt-to-capital (1)	na	18.5%		17.7%		17.3%		16.8%		16.2%		16.0%		17.4%		0.1%	nm	17.4%

Cash and invested assets to stockholders' equity	na	1.7	x	1.6	x	1.6	x	1.6	x	1.5	x	1.5	x	1.5	x	(0.1x )	nm	1.5	x
Cash and invested assets to adjusted stockholders' equity	na	1.9	x	1.8	x	1.7	x	1.7	x	1.6	x	1.6	x	1.6	x	(0.1x )	nm	1.6	x

Share count, end of period (2)	na	72,729,617		72,727,173		72,843,213		73,187,837		73,603,111		73,740,120		64,882,643		(7,960,570)	-10.9%	64,882,643
Adjusted stockholders' equity per share	na	$16.83		$17.58		$18.33		$19.08		$19.61		$20.00		$20.46		$2.12	11.6%	$20.46

Financial Strength Ratings - Primerica Life Insurance Company
Moody's	na	na		na		na		na		A2		A2		A2		nm	nm	nm
S&P	AA	AA-		AA-		AA-		AA-		AA-		AA-		AA-		nm	nm	nm
A.M. Best	A+	A+		A+		A+		A+		A+		A+		A+		nm	nm	nm
Fitch	A+	A+		A+		A+		A+		A+		A+		A+		nm	nm	nm

Holding Company Senior Debt Ratings
Moody's	na	na		na		na		na		Baa2		Baa2		Baa2		nm	nm	nm
S&P	na	na		na		na		na		A-		A-		A-		nm	nm	nm
A.M. Best	na	na		na		na		na		a-		a-		a-		nm	nm	nm

(1)	Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

Statements of Income	PRIMERICA, INC.
Financial Supplement

	(4)								YOY Q4
(Dollars in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	$ Change	% Change	YTD 2011
Statement of Income
Revenues:
Direct premiums	$537,845	$547,455	$547,444	$548,330	$552,069	$560,881	$560,739	$555,778	$7,448	1.4%	$2,229,467
Ceded premiums	(148,119)	(447,213)	(437,054)	(417,981)	(422,238)	(435,564)	(425,643)	(419,630)	(1,649)	nm	(1,703,075)
Net premiums	389,726	100,242	110,390	130,349	129,831	125,317	135,096	136,148	5,799	4.4%	526,392
Net investment income	82,576	27,991	27,855	26,688	28,626	27,229	27,103	25,644	(1,044)	-3.9%	108,602
Commissions and fees:
Sales-based (1)	36,363	36,301	32,941	37,001	43,128	44,904	42,244	40,086	3,085	8.3%	170,362
Asset-based (2)	38,014	39,445	37,602	52,412	44,825	45,348	41,996	40,889	(11,523)	-22.0%	173,059
Account-based (3)	10,208	10,317	10,620	10,545	10,432	11,811	10,140	9,615	(930)	-8.8%	41,997
Other commissions and fees	7,105	7,162	8,574	8,331	7,731	6,635	6,502	6,693	(1,638)	-19.7%	27,560
Realized investment (losses) gains	31,057	374	1,015	1,700	327	2,035	(178)	4,256	2,556	nm	6,440
Other, net	11,893	12,466	12,239	12,362	11,452	11,816	12,886	12,525	163	1.3%	48,679
Total revenues	606,942	234,299	241,236	279,387	276,352	275,095	275,790	275,855	(3,532)	-1.3%	1,103,092
Benefits and expenses:
Benefits and claims	170,735	45,124	49,811	52,033	57,635	57,272	64,101	63,688	11,655	22.4%	242,696
Amortization of DAC	91,756	22,899	23,844	29,536	25,556	27,385	30,532	35,875	6,339	21.5%	119,348
Insurance commissions	6,371	4,233	5,100	4,205	5,000	4,219	4,909	5,168	963	22.9%	19,296
Insurance expenses	37,529	10,083	11,999	15,887	9,552	19,154	15,465	16,938	1,051	6.6%	61,109
Sales commissions:
Sales-based (1)	26,203	25,998	23,474	25,319	30,547	31,378	29,627	26,792	1,473	5.8%	118,344
Asset-based (2)	12,715	12,911	12,232	20,271	15,451	15,111	13,805	13,534	(6,737)	-33.2%	57,901
Other sales commissions	4,963	4,603	6,558	4,676	4,358	3,674	3,538	3,490	(1,185)	-25.3%	15,061
Interest expense	—	6,928	6,968	6,976	6,997	6,998	7,000	6,973	(3)	nm	27,968
Other operating expenses	36,268	65,183	39,371	39,962	40,111	41,743	42,962	40,709	747	1.9%	165,525
Total benefits and expenses	386,541	197,961	179,357	198,865	195,207	206,934	211,940	213,167	14,302	7.2%	827,248
Income before income taxes	220,402	36,338	61,879	80,522	81,145	68,161	63,850	62,688	(17,834)	-22.1%	275,844
Income taxes	77,116	14,330	22,284	27,633	28,678	24,138	23,250	21,503	(6,130)	-22.2%	97,569
Net income	$143,286	$22,008	$39,595	$52,889	$52,467	$44,023	$40,600	$41,185	$(11,704)	-22.1%	$178,275

Income Before Income Taxes by Segment
Term Life	$160,367	$44,095	$42,581	$52,000	$57,649	$45,781	$48,088	$43,091	$(8,909)	-17.1%	$194,609
Investment & Savings Products	25,447	26,735	26,578	34,769	31,039	30,470	26,746	28,821	(5,948)	-17.1%	117,076
Corporate & Other Distributed Products	34,587	(34,492)	(7,280)	(6,247)	(7,543)	(8,090)	(10,984)	(9,224)	(2,977)	-47.7%	(35,841)
Income before income taxes	$220,402	$36,338	$61,879	$80,522	$81,145	$68,161	$63,850	$62,688	$(17,834)	-22.1%	$275,844

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer
(4)
Excludes the effect of the reinsurance and reorganization transactions we executed in connection with and subsequent to our IPO.  As such, ceded premiums, net investment income, benefits and claims, amortization of DAC, insurance expenses, interest expense, and other operating expenses exclude the impact of the various Citi reinsurance agreements, dividends, the note payable to Citi, and the equity grants made in connection with our IPO.

Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC.
Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	$ Change	% Change	YTD 2010	YTD 2011	$ Change	% Change
Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$224,822	$233,925	$240,221	$264,546	$267,296	$273,060	$275,968	$271,599	$7,053	2.7%	$963,513	$1,087,923	$124,410	12.9%

Operating revenues reconciling items:
Realized investment gains/losses	31,057	374	1,015	1,700	327	2,035	(178)	4,256	nm	nm	34,146	6,440	nm	nm
Ceded premiums - reinsurance recoveries	—	—	—	13,141	8,729	—	—	—	nm	nm	13,141	8,729	nm	nm
Ceded premiums - ceded to Citi reinsurers	296,328	—	—	—	—	—	—	—	nm	nm	296,328	—	nm	nm
Pro rata net investment income - assets transferred to Citi reinsurers	54,735	—	—	—	—	—	—	—	nm	nm	54,735	—	nm	nm
Total operating revenues reconciling items	382,121	374	1,015	14,841	9,056	2,035	(178)	4,256	nm	nm	398,351	15,169	nm	nm

Total revenues	$606,942	$234,299	$241,236	$279,387	$276,352	$275,095	$275,790	$275,855	$(3,532)	-1.3%	$1,361,864	$1,103,092	$(258,772)	-19.0%

Reconciliation from Operating Income Before Income Taxes to Income Before Income Taxes
Operating income before income taxes	$58,689	$61,421	$63,940	$68,842	$75,209	$69,672	$67,337	$61,847	$(6,995)	-10.2%	$252,891	$274,064	$21,173	8.4%

Operating income before income taxes reconciling items:
Realized investment gains/losses	31,057	374	1,015	1,700	327	2,035	(178)	4,256	nm	nm	34,146	6,440	nm	nm
Ceded premiums - reinsurance recoveries	—	—	—	13,141	8,729	—	—	—	nm	nm	13,141	8,729	nm	nm
Initial & accelerated management / field grant expense	—	(25,457)	(3,076)	(3,161)	(3,120)	(3,546)	(3,309)	(3,415)	nm	nm	(31,694)	(13,389)	nm	nm
Ceded premiums - ceded to Citi reinsurers	296,328	—	—	—	—	—	—	—	nm	nm	296,328	—	nm	nm
Pro rata net investment income - assets transferred to Citi reinsurers	54,735	—	—	—	—	—	—	—	nm	nm	54,735	—	nm	nm
Benefits and claims - ceded to Citi reinsurers	(128,204)	—	—	—	—	—	—	—	nm	nm	(128,204)	—	nm	nm
Amortization of DAC - ceded to Citi reinsurers	(71,389)	—	—	—	—	—	—	—	nm	nm	(71,389)	—	nm	nm
Insurance commissions - expense allowance received from Citi reinsurers	(1,669)	—	—	—	—	—	—	—	nm	nm	(1,669)	—	nm	nm
Insurance expenses - expense allowance received from Citi reinsurers	(26,083)	—	—	—	—	—	—	—	nm	nm	(26,083)	—	nm	nm
Interest expense - finance charge payable to Citi reinsurer	2,812	—	—	—	—	—	—	—	nm	nm	2,812	—	nm	nm
Interest expense - note payable	4,125	—	—	—	—	—	—	—	nm	nm	4,125	—	nm	nm
Total operating income before income taxes reconciling items	161,713	(25,083)	(2,061)	11,680	5,936	(1,511)	(3,487)	841	nm	nm	146,250	1,780	nm	nm

Income before income taxes	$220,402	$36,338	$61,879	$80,522	$81,145	$68,161	$63,850	$62,688	$(17,834)	-22.1%	$399,141	$275,844	$(123,297)	-30.9%

Reconciliation from Net Operating Income to Net Income
Net operating income	$38,154	$37,199	$40,914	$45,217	$48,629	$44,999	$42,817	$40,632	$(4,585)	-10.1%	$161,484	$177,077	$15,593	9.7%

Net operating income reconciling items:
Operating income before income taxes reconciling items	161,713	(25,083)	(2,061)	11,680	5,936	(1,511)	(3,487)	841	nm	nm	146,250	1,780	nm	nm
Tax impact of operating income reconciling items at effective tax rate	(56,582)	9,891	742	(4,008)	(2,098)	535	1,270	(288)	nm	nm	(49,956)	(582)	nm	nm
Total net operating income reconciling items	105,131	(15,191)	(1,319)	7,672	3,838	(976)	(2,217)	553	nm	nm	96,293	1,198	nm	nm

Net income	$143,286	$22,008	$39,595	$52,889	$52,467	$44,023	$40,600	$41,185	$(11,704)	-22.1%	$257,778	$178,275	$(79,503)	-30.8%

Segment Operating Results	PRIMERICA, INC.
Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	$ Change	% Change	YTD 2010	YTD 2011	$ Change	% Change
Term Life Insurance
Revenues:
Direct premiums	$517,932	$527,792	$525,644	$529,341	$532,167	$540,283	$539,693	$537,450	$8,110	1.5%	$2,100,708	$2,149,594	$48,886	2.3%
Ceded premiums	(440,699)	(444,008)	(433,234)	(427,571)	(427,382)	(431,890)	(421,933)	(416,477)	11,094	2.6%	(1,745,512)	(1,697,682)	47,830	2.7%
Net premiums	77,233	83,784	92,410	101,770	104,786	108,393	117,760	120,973	19,203	18.9%	355,196	451,912	96,716	27.2%
Allocated net investment income	16,497	15,961	15,595	14,242	15,794	15,669	15,664	15,560	1,318	9.3%	62,294	62,688	393	nm
Other, net	8,782	8,643	7,929	7,914	7,653	7,580	8,289	8,144	230	2.9%	33,268	31,666	(1,602)	-4.8%
Operating revenues	102,511	108,388	115,933	123,926	128,233	131,641	141,713	144,678	20,752	16.7%	450,759	546,266	95,507	21.2%
Benefits and expenses:
Benefits and claims	32,905	35,134	39,084	42,325	47,351	43,921	52,067	53,820	11,495	27.2%	149,448	197,159	47,711	31.9%
Amortization of DAC	17,418	19,128	21,900	26,477	22,146	22,995	25,868	32,544	6,067	22.9%	84,924	103,553	18,629	21.9%
Insurance commissions	456	404	330	320	327	268	267	256	(64)	-19.9%	1,510	1,118	(392)	-26.0%
Insurance expenses	8,687	6,824	9,194	13,095	6,618	15,804	12,549	12,118	(977)	-7.5%	37,800	47,089	9,289	24.6%
Interest expense	2,812	2,803	2,843	2,851	2,872	2,873	2,875	2,848	(2)	nm	11,309	11,468	159	1.4%
Operating benefits and expenses	62,278	64,294	73,352	85,067	79,313	85,860	93,625	101,587	16,520	19.4%	284,991	360,386	75,396	26.5%
Operating income before income taxes	$40,234	$44,095	$42,581	$38,859	$48,920	$45,781	$48,088	$43,091	$4,232	10.9%	$165,768	$185,880	$20,111	12.1%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$36,363	$36,301	$32,941	$37,001	$43,128	$44,904	$42,244	$40,086	$3,085	8.3%	$142,605	$170,362	$27,757	19.5%
Asset-based	38,014	39,445	37,602	52,412	44,825	45,348	41,996	40,889	(11,523)	-22.0%	167,473	173,059	5,586	3.3%
Account-based	10,208	10,317	10,620	10,545	10,432	11,811	10,140	9,615	(930)	-8.8%	41,690	41,997	307	nm
Other, net	2,108	2,155	2,711	3,064	2,461	2,522	3,105	3,196	132	4.3%	10,038	11,285	1,246	12.4%
Operating revenues	86,693	88,218	83,874	103,021	100,846	104,586	97,486	93,786	(9,236)	-9.0%	361,806	396,703	34,896	9.6%
Benefits and expenses:
Amortization of DAC	2,549	3,029	1,361	2,392	2,785	3,751	4,034	1,913	(479)	-20.0%	9,330	12,482	3,151	33.8%
Insurance commissions	1,809	1,989	1,964	2,091	2,140	2,344	2,277	2,089	(2)	nm	7,852	8,851	998	12.7%
Sales commissions:
Sales-based	26,203	25,998	23,474	25,319	30,547	31,378	29,627	26,792	1,473	5.8%	100,994	118,344	17,350	17.2%
Asset-based	12,715	12,911	12,232	20,271	15,451	15,111	13,805	13,534	(6,737)	-33.2%	58,129	57,901	(228)	nm
Other operating expenses	17,970	17,556	18,266	18,179	18,884	21,531	20,997	20,637	2,458	13.5%	71,972	82,048	10,077	14.0%
Operating benefits and expenses	61,246	61,483	57,296	68,253	69,807	74,115	70,740	64,964	(3,288)	-4.8%	248,278	279,626	31,349	12.6%
Operating income before income taxes	$25,447	$26,735	$26,578	$34,769	$31,039	$30,470	$26,746	$28,821	$(5,948)	-17.1%	$113,529	$117,076	$3,548	3.1%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$19,913	$19,663	$21,800	$18,989	$19,902	$20,597	$21,046	$18,328	$(662)	-3.5%	$80,366	$79,873	$(493)	nm
Ceded premiums	(3,748)	(3,206)	(3,820)	(3,551)	(3,585)	(3,674)	(3,710)	(3,153)	398	11.2%	(14,325)	(14,122)	203	1.4%
Net premiums	16,165	16,458	17,980	15,438	16,317	16,924	17,336	15,174	(264)	-1.7%	66,041	65,751	(290)	nm
Allocated net investment income	11,344	12,030	12,260	12,446	12,831	11,560	11,439	10,083	(2,363)	-19.0%	48,080	45,914	(2,166)	-4.5%
Commissions and fees:
Loans	2,455	1,918	3,527	2,427	1,528	1,202	1,126	1,134	(1,293)	-53.3%	10,327	4,990	(5,337)	-51.7%
DebtWatchers	620	779	845	1,035	1,071	805	840	791	(245)	nm	3,279	3,507	228	nm
Prepaid Legal Services	2,340	2,305	2,287	2,689	2,619	2,345	2,329	2,321	(368)	-13.7%	9,622	9,614	(8)	nm
Auto and Homeowners Insurance	1,012	1,372	1,200	1,395	1,687	1,507	1,427	1,606	211	15.1%	4,979	6,228	1,248	25.1%
Long-Term Care Insurance	679	788	715	784	825	775	764	835	51	6.5%	2,966	3,200	234	7.9%
Other sales commissions	—	—	—	—	1	0	16	5	5	nm	—	23	23	nm
Other, net	1,004	1,668	1,600	1,383	1,338	1,714	1,492	1,185	(198)	-14.3%	5,654	5,729	75	1.3%
Operating revenues	35,618	37,318	40,414	37,598	38,217	36,833	36,769	33,135	(4,462)	-11.9%	150,947	144,954	(5,992)	-4.0%
Benefits and expenses:
Benefits and claims	9,626	9,991	10,727	9,708	10,284	13,352	12,034	9,867	159	1.6%	40,052	45,537	5,485	13.7%
Amortization of DAC	400	742	583	667	625	639	631	1,418	751	112.6%	2,393	3,313	920	38.5%
Insurance commissions	2,438	1,838	2,804	1,793	2,534	1,607	2,365	2,823	1,030	57.4%	8,873	9,329	456	5.1%
Insurance expenses	2,759	3,259	2,804	2,792	2,934	3,350	2,916	4,820	2,029	72.7%	11,615	14,020	2,406	20.7%
Sales commissions	4,963	4,603	6,560	4,676	4,358	3,674	3,538	3,490	(1,185)	-25.3%	20,801	15,061	(5,740	-27.6%
Interest expense	4,125	4,125	4,125	4,125	4,125	4,125	4,125	4,125	—	nm	16,500	16,500	—	nm
Other operating expenses	18,298	22,170	18,030	18,622	18,107	16,667	18,657	16,656	(1,966)	-10.6%	77,120	70,087	(7,033)	-9.1%
Operating benefits and expenses	42,609	46,727	45,633	42,383	42,967	43,413	44,267	43,201	817	1.9%	177,353	173,847	(3,506)	-2.0%
Operating income before income taxes	$(6,992)	$(9,410)	$(5,219)	$(4,786)	$(4,749)	$(6,580)	$(7,498)	$(10,065)	$(5,280)	-110.3%	$(26,407)	$(28,893)	$(2,486)	-9.4%

Term Life Insurance - Financial Results	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)									YOY Q4				YOY YTD
Term Life Insurance Operating Income Before Income Taxes	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	$ Change	% Change	YTD 2010	YTD 2011	$ Change	% Change
Revenues:
Direct premiums	$517,932	$527,792	$525,644	$529,341	$532,167	$540,283	$539,693	$537,450	$8,110	1.5%	$2,100,708	$2,149,594	$48,886	2.3%
Ceded premiums	(440,699)	(444,008)	(433,234)	(427,571)	(427,382)	(431,890)	(421,933)	(416,477)	11,094	2.6%	(1,745,512)	(1,697,682)	47,830	2.7%
Net premiums	77,233	83,784	92,410	101,770	104,786	108,393	117,760	120,973	19,203	18.9%	355,196	451,912	96,716	27.2%
Allocated net investment income	16,497	15,961	15,595	14,242	15,794	15,669	15,664	15,560	1,318	9.3%	62,294	62,688	393	nm
Other, net	8,782	8,643	7,929	7,914	7,653	7,580	8,289	8,144	230	2.9%	33,268	31,666	(1,602)	-4.8%
Operating revenues	102,511	108,388	115,933	123,926	128,233	131,641	141,713	144,678	20,752	16.7%	450,759	546,266	95,507	21.2%
Benefits and expenses:
Benefits and claims	32,905	35,134	39,084	42,325	47,351	43,921	52,067	53,820	11,495	27.2%	149,448	197,159	47,711	31.9%
Amortization of DAC	17,418	19,128	21,900	26,477	22,146	22,995	25,868	32,544	6,067	22.9%	84,924	103,553	18,629	21.9%
Insurance commissions	456	404	330	320	327	268	267	256	(64)	-19.9%	1,510	1,118	(392)	-26.0%
Insurance expenses	8,687	6,824	9,194	13,095	6,618	15,804	12,549	12,118	(977)	-7.5%	37,800	47,089	9,289	24.6%
Interest expense	2,812	2,803	2,843	2,851	2,872	2,873	2,875	2,848	(2)	nm	11,309	11,468	159	1.4%
Operating benefits and expenses	62,278	64,294	73,352	85,067	79,313	85,860	93,625	101,587	16,520	19.4%	284,991	360,386	75,396	26.5%
Operating income before income taxes	$40,234	$44,095	$42,581	$38,859	$48,920	$45,781	$48,088	$43,091	$4,232	10.9%	$165,768	$185,880	$20,111	12.1%

New Term Life Insurance Operating Income Before Income Taxes (1)
Revenues:
Direct premiums	$10,138	$21,256	$30,149	$38,197	$46,771	$56,581	$64,655	$71,240	$33,043	86.5%	$99,740	$239,247	$139,506	139.9%
Ceded premiums	(3,737)	(3,869)	(3,351)	(4,029)	(8,075)	(9,320)	(8,513)	(8,753)	(4,724)	-117.3%	(14,985)	(34,661)	(19,676)	-131.3%
Net premiums	6,401	17,388	26,799	34,168	38,697	47,261	56,142	62,487	28,318	82.9%	84,755	204,586	119,831	141.4%
Allocated net investment income	109	175	318	478	630	722	986	1,195	717	149.8%	1,080	3,534	2,454	nm
Other, net	8,802	8,675	8,100	7,890	7,614	7,605	8,287	8,151	261	3.3%	33,467	31,657	(1,810)	-5.4%
Operating revenues	15,312	26,238	35,216	42,537	46,941	55,588	65,415	71,833	29,296	68.9%	119,302	239,777	120,475	101.0%
Benefits and expenses:
Benefits and claims	1,517	5,413	10,343	13,550	14,002	17,380	21,086	23,261	9,711	71.7%	30,824	75,729	44,905	145.7%
Amortization of DAC	968	6,405	7,725	11,667	10,163	10,527	13,822	19,161	7,494	64.2%	26,765	53,674	26,909	100.5%
Insurance commissions	—	0	(1)	(0)	(0)	(0)	(0)	(0)	(0)	nm	(1)	(0)	1	nm
Insurance expenses	18,180	16,050	18,224	19,128	15,761	24,550	21,417	21,612	2,484	13.0%	71,581	83,339	11,758	16.4%
Interest expense	—	(0)	—	—	—	—	—	—	—	nm	(0)	—	0	nm
Operating benefits and expenses	20,665	27,869	36,291	44,344	39,926	52,457	56,325	64,033	19,689	44.4%	129,169	212,741	83,572	64.7%
Operating income before income taxes	$(5,354)	$(1,631)	$(1,075)	$(1,807)	$7,015	$3,132	$9,090	$7,799	$9,607	nm	$(9,867)	$27,036	$36,903	nm

Legacy Term Life Insurance Operating Income Before Income Taxes (2)
Revenues:
Direct premiums	$507,794	$506,536	$495,494	$491,144	$485,396	$483,702	$475,038	$466,211	$(24,933)	-5.1%	$2,000,968	$1,910,347	$(90,621)	-4.5%
Ceded premiums	(436,962)	(440,140)	(429,883)	(423,542)	(419,307)	(422,570)	(413,421)	(407,724)	15,818	3.7%	(1,730,527)	(1,663,021)	67,506	3.9%
Net premiums	70,832	66,396	65,611	67,602	66,089	61,132	61,618	58,487	(9,115)	-13.5%	270,441	247,326	(23,115)	-8.5%
Allocated net investment income	16,388	15,786	15,277	13,763	15,164	14,947	14,678	14,365	602	4.4%	61,214	59,154	(2,061)	-3.4%
Other, net	(20)	(32)	(170)	24	39	(26)	2	(7)	(31)	-127.5%	(199)	9	208	104.6%
Operating revenues	87,199	82,150	80,718	81,389	81,293	76,053	76,298	72,845	(8,544)	-10.5%	331,457	306,489	(24,968)	-7.5%
Benefits and expenses:
Benefits and claims	31,388	29,721	28,741	28,775	33,349	26,541	30,981	30,560	1,785	6.2%	118,624	121,430	2,806	2.4%
Amortization of DAC	16,450	12,723	14,175	14,810	11,983	12,468	12,046	13,383	(1,427)	-9.6%	58,159	49,879	(8,280)	-14.2%
Insurance commissions	456	404	331	320	327	268	267	257	(63)	-19.8%	1,511	1,118	(393)	-26.0%
Insurance expenses	10,047	9,888	9,648	12,270	9,366	9,466	9,014	7,989	(4,282)	-34.9%	41,854	35,834	(6,020)	-14.4%
Insurance expense allowance	(19,541)	(19,114)	(18,678)	(18,303)	(18,508)	(18,212)	(17,883)	(17,483)	820	4.5%	(75,636)	(72,085)	3,551	4.7%
Interest expense	2,812	2,803	2,843	2,851	2,872	2,873	2,875	2,848	(2)	nm	11,309	11,468	159	1.4%
Operating benefits and expenses	41,612	36,425	37,061	40,723	39,387	33,403	37,300	37,554	(3,170)	-7.8%	155,821	147,645	(8,177)	-5.2%
Operating income before income taxes	$45,587	$45,726	$43,657	$40,666	$41,905	$42,650	$38,998	$35,291	$(5,374)	-13.2%	$175,635	$158,844	$(16,791)	-9.6%

(1)	Represents results associated with business written subsequent to the Citi reinsurance transactions executed on March 31, 2010.
(2)	Represents results associated with business subject to the Citi reinsurance transactions.

Term Life Insurance - Key Statistics and Financial Analysis	PRIMERICA, INC.
Financial Supplement

										YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011		$ Change	% Change	YTD 2010	YTD 2011	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	99,785	97,354	96,066	96,872	94,850	92,212	90,519	91,970		(4,902)	-5.1%	99,785	94,850	(4,935)	-4.9%
New life-licensed representatives	7,366	9,887	9,430	7,805	7,145	8,061	10,334	8,171		366	4.7%	34,488	33,711	(777)	-2.3%
Non-renewal and terminated representatives	(9,797)	(11,175)	(8,624)	(9,827)	(9,783)	(9,754)	(8,883)	(8,965)		862	8.8%	(39,423)	(37,385)	2,038	5.2%
Life-insurance licensed sales force, end of period	97,354	96,066	96,872	94,850	92,212	90,519	91,970	91,176	(6)	(3,674)	-3.9%	94,850	91,176	(3,674)	-3.9%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$43.4	$48.9	$44.1	$44.5	$41.1	$47.5	$50.1	$48.9		$4.4	9.8%	$180.8	$187.6	$6.8	3.8%
Additions and increases in premium	10.8	11.7	10.9	11.2	10.4	11.4	11.5	11.6		0.4	3.8%	44.6	44.9	0.4	nm
Total estimated annualized issued term life premium	$54.2	$60.6	$55.0	$55.6	$51.5	$58.9	$61.7	$60.4		$4.8	8.6%	$225.4	$232.5	$7.1	3.2%

Issued term life policies	52,445	60,406	54,373	56,290	51,281	59,826	65,067	61,361		5,071	9.0%	223,514	237,535	14,021	6.3%
Estimated average annualized issued term life premium per policy (1)(2)	$827	$809	$811	$790	$802	$794	$771	$796		$6	nm	$809	$790	$(19)	-2.4%

Term life face amount in-force, beginning of period ($mills)	$650,195	$651,790	$653,530	$654,633	$656,791	$658,523	$663,617	$666,182		$11,549	1.8%	$650,195	$656,791	$6,596	1.0%
Issued term life face amount (3)	17,997	20,042	18,113	18,250	16,735	18,974	18,885	18,552		302	1.7%	74,401	73,146	(1,256)	-1.7%
Terminated term life face amount	(18,867)	(16,156)	(17,836)	(18,105)	(17,247)	(14,724)	(16,221)	(18,760)		(655)	-3.6%	(70,964)	(66,951)	4,012	5.7%
Foreign currency impact, net	2,464	(2,146)	826	2,013	2,244	843	(98)	(1,019)		(3,033)	nm	3,158	1,970	(1,188)	nm
Term life face amount in-force, end of period	$651,790	$653,530	$654,633	$656,791	$658,523	$663,617	$666,182	$664,955		$8,164	1.2%	$656,791	$664,955	$8,164	1.2%

New Term Life Insurance - Financial Analysis

Direct premium	$10,138	$21,256	$30,149	$38,197	$46,771	$56,581	$64,655	$71,240		33,043	86.5%	$99,740	$239,247	$139,506	139.9%

New term life operating income before income taxes	$(5,354)	$(1,631)	$(1,075)	$(1,807)	$7,015	$3,132	$9,090	$7,799		9,607	nm	$(9,867)	$27,036	$36,903	nm
% of direct premium	-52.8%	-7.7%	-3.6%	-4.7%	15.0%	5.5%	14.1%	10.9%		nm	nm	-9.9%	11.3%	nm	nm

Benefits & expenses, net (4)	$6,222	$15,687	$21,418	$29,245	$32,240	$37,227	$43,421	$51,175		21,930	75.0%	$72,573	$164,063	$91,490	126.1%
% of direct premium	61.4%	73.8%	71.0%	76.6%	68.9%	65.8%	67.2%	71.8%		nm	nm	72.8%	68.6%	nm	nm

Insurance expenses, net (5)	$9,378	$7,375	$10,124	$11,237	$8,147	$16,944	$13,131	$13,461		2,223	19.8%	$38,114	$51,682	$13,568	35.6%
% of direct premium	92.5%	34.7%	33.6%	29.4%	17.4%	29.9%	20.3%	18.9%		nm	nm	38.2%	21.6%	nm	nm

Legacy Term Life Insurance - Financial Analysis

Direct premium	$507,794	$506,536	$495,494	$491,144	$485,396	$483,702	$475,038	$466,211		(24,933)	-5.1%	$2,000,968	$1,910,347	$(90,621)	-4.5%

Legacy term life operating income before income taxes	$45,587	$45,726	$43,657	$40,666	$41,905	$42,650	$38,998	$35,291		(5,374)	-13.2%	$175,635	$158,844	$(16,791)	-9.6%
% of direct premium	9.0%	9.0%	8.8%	8.3%	8.6%	8.8%	8.2%	7.6%		nm	nm	8.8%	8.3%	nm	nm

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders
(4)	Benefits & expenses, net - includes total benefits & claims, ceded premiums, insurance commissions, and amortization of deferred policy acquisition costs
(5)	Insurance expenses, net - insurance expenses, net of other net revenues
(6)	A change in the methodology for terminating agents resulted in an immaterial increase in the size of the sales force at year-end.

Investment and Savings Products - Financial Results, Key Statistics, and Financial Analysis	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands, except as noted)									YOY Q4				YOY YTD
Investment & Savings Products Operating Income Before Income Taxes	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	$ Change	% Change	YTD 2010	YTD 2011	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$36,363	$36,301	$32,941	$37,001	$43,128	$44,904	$42,244	$40,086	$3,085	8.3%	$142,605	$170,362	$27,757	19.5%
Asset-based	38,014	39,445	37,602	52,412	44,825	45,348	41,996	40,889	(11,523)	-22.0%	167,473	173,059	5,586	3.3%
Account-based	10,208	10,317	10,620	10,545	10,432	11,811	10,140	9,615	(930)	-8.8%	41,690	41,997	307	nm
Other, net	2,108	2,155	2,711	3,064	2,461	2,522	3,105	3,196	132	4.3%	10,038	11,285	1,246	12.4%
Operating revenues	86,693	88,218	83,874	103,021	100,846	104,586	97,486	93,786	(9,236)	-9.0%	361,806	396,703	34,896	9.6%
Benefits and expenses:
Amortization of DAC	2,549	3,029	1,361	2,392	2,785	3,751	4,034	1,913	(479)	-20.0%	9,330	12,482	3,151	33.8%
Insurance commissions	1,809	1,989	1,964	2,091	2,140	2,344	2,277	2,089	(2)	nm	7,852	8,851	998	12.7%
Sales commissions:
Sales-based	26,203	25,998	23,474	25,319	30,547	31,378	29,627	26,792	1,473	5.8%	100,994	118,344	17,350	17.2%
Asset-based	12,715	12,911	12,232	20,271	15,451	15,111	13,805	13,534	(6,737)	-33.2%	58,129	57,901	(228)	nm
Other operating expenses	17,970	17,556	18,266	18,179	18,884	21,531	20,997	20,637	2,458	13.5%	71,972	82,048	10,077	14.0%
Operating benefits and expenses	61,246	61,483	57,296	68,253	69,807	74,115	70,740	64,964	(3,288)	-4.8%	248,278	279,626	31,349	12.6%
Operating income before income taxes	$25,447	$26,735	$26,578	$34,769	$31,039	$30,470	$26,746	$28,821	$(5,948)	-17.1%	$113,529	$117,076	$3,548	3.1%

Key Statistics
Product sales ($mills)
Retail Mutual Funds	$594.7	$551.0	$474.8	$520.3	$646.0	$603.1	$498.3	$482.5	$(37.8)	-7.3%	$2,140.9	$2,229.9	$89.0	4.2%
Variable Annuities and other	267.3	308.3	287.5	306.1	344.6	458.0	483.4	388.4	82.3	26.9%	1,169.2	1,674.4	505.2	43.2%
Total sales-based revenue generating product sales	862.1	859.3	762.3	826.4	990.6	1,061.1	981.7	870.9	44.5	5.4%	3,310.1	3,904.3	594.2	18.0%
Managed Mutual Funds	—	—	—	—	—	0.2	11.8	16.6	16.6	nm	—	28.6	28.6	nm
Segregated Funds	111.4	64.0	61.6	76.6	123.1	74.2	66.6	68.4	(8.2)	-10.7%	313.5	332.2	18.6	5.9%
Total product sales	$973.5	$923.3	$823.9	$903.0	$1,113.7	$1,135.5	$1,060.0	$955.8	$52.9	5.9%	$3,623.6	$4,265.1	$641.4	17.7%

Client asset values, beginning of period ($mills)	$31,303	$32,670	$29,723	$32,600	$34,869	$36,187	$36,020	$31,623	$(977)	-3.0%	$31,303	$34,869	$3,566	11.4%
Inflows	974	923	824	903	1,114	1,136	1,060	956	53	5.9%	3,624	4,265	641	17.7%
Outflows (1)	(956)	(903)	(887)	(945)	(1,083)	(1,118)	(1,091)	(983)	(38)	-4.0%	(3,691)	(4,275)	(584)	-15.8%
Net flows	17	20	(63)	(42)	31	18	(31)	(27)	15	nm	(67)	(10)	57	nm
Change in market value, net and other (2)	1,350	(2,967)	2,940	2,311	1,288	(185)	(4,365)	2,068	(243)	nm	3,633	(1,195)	(4,828)	nm
Client asset values, end of period	$32,670	$29,723	$32,600	$34,869	$36,187	$36,020	$31,623	$33,664	$(1,205)	-3.5%	$34,869	$33,664	$(1,205)	-3.5%

Average client asset values ($mills)
Mutual Funds	$22,453	$22,424	$21,919	$23,661	$24,882	$25,330	$23,521	$22,687	$(973)	-4.1%	$22,614	$24,105	$1,491	6.6%
Variable Annuities and other	6,847	6,955	6,954	7,623	8,242	8,588	8,192	8,083	459	6.0%	7,095	8,276	1,181	16.7%
Segregated Funds	2,105	2,182	2,184	2,327	2,477	2,545	2,479	2,454	128	5.5%	2,199	2,489	290	13.2%
Total	$31,404	$31,561	$31,056	$33,611	$35,602	$36,463	$34,192	$33,224	$(386)	-1.1%	$31,908	$34,870	$2,962	9.3%

Average number of fee-generating accounts (thous) (3)	2,762	2,741	2,715	2,694	2,662	2,611	2,626	2,611	(83)	-3.1%	2,728	2,627	(101)	-3.7%

Financial Analysis

Sales-based net revenue as % of sales (4)	1.18%	1.20%	1.24%	1.41%	1.27%	1.27%	1.29%	1.53%	nm	nm	1.26%	1.33%	nm	nm

Asset-based net revenue as % of average asset values (5)	0.07%	0.07%	0.07%	0.08%	0.07%	0.07%	0.06%	0.07%	nm	nm	0.29%	0.27%	nm	nm

Account-based revenue per average fee generating account (6)	$3.70	$3.76	$3.91	$3.91	$3.92	$4.52	$3.86	$3.68	nm	nm	$15.28	$15.98	nm	nm

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 9% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees, expenses, and foreign currency impact
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees
(4)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(5)
Asset-based net revenue - commission and fee revenue less commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(6)	In whole dollars

Investment Portfolio - Summary of Holdings	PRIMERICA, INC.
Financial Supplement

	As of or for the period ended December 31, 2011
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$136,078	$136,078	$—	6.4%	6.9%

Fixed Income:
Treasury	37,785	34,026	3,759	1.8%	1.7%	3.07%	AAA
Government	108,894	94,829	14,064	5.1%	4.8%	4.90%	AA-
Tax-Exempt Municipal	7,087	6,665	422	0.3%	0.3%	3.75%	AA-
Corporate	1,229,511	1,131,010	98,501	57.7%	57.2%	5.84%	BBB+
Mortgage-Backed	275,646	254,130	21,516	12.9%	12.8%	5.48%	AA+
Asset-Backed	49,165	50,762	(1,597)	2.3%	2.6%	1.70%	AA
CMBS	130,682	124,532	6,150	6.1%	6.3%	4.99%	AAA
Private	114,409	109,341	5,068	5.4%	5.5%	5.85%	BBB
Redeemable Preferred	1,010	1,389	(378)	0.0%	0.1%	45.71%	A
Convertible	14,608	14,315	293	0.7%	0.7%	3.24%	A-
Total Fixed Income	1,968,796	1,820,999	147,797	92.4%	92.0%	5.52%	A

Equities:
Perpetual Preferred	197	85	111	0.0%	0.0%
Common Stock	10,851	8,547	2,303	0.5%	0.4%
Mutual Fund	7,082	4,113	2,969	0.3%	0.2%
Other	8,583	8,583	0	0.4%	0.4%
Total Equities	26,712	21,329	5,383	1.3%	1.1%

Total Invested Assets	$2,131,586	$1,978,406	$153,180	100.0%	100.0%

Corporate Portfolio by Sector

Banking	$114,926	$112,182	$2,744	9.3%	9.9%
Basic Industry	93,128	85,214	7,914	7.6%	7.5%
Brokerage	19,762	18,784	978	1.6%	1.7%
Capital Goods	80,749	73,347	7,401	6.6%	6.5%
Communications	87,340	80,130	7,210	7.1%	7.1%
Consumer Cyclical	53,807	50,044	3,763	4.4%	4.4%
Consumer Non-Cyclical	143,809	127,096	16,714	11.7%	11.2%
Electric	124,033	110,396	13,637	10.1%	9.8%
Energy	74,614	67,035	7,580	6.1%	5.9%
Finance Companies	22,776	20,017	2,759	1.9%	1.8%
Financial Other	13,020	12,471	549	1.1%	1.1%
Industrial Other	28,505	25,773	2,732	2.3%	2.3%
Insurance	105,460	98,708	6,751	8.6%	8.7%
Natural Gas	68,629	62,068	6,561	5.6%	5.5%
REITs	106,337	101,433	4,904	8.6%	9.0%
Technology	62,843	58,905	3,937	5.1%	5.2%
Transportation	23,512	21,418	2,094	1.9%	1.9%
Utility Other	6,261	5,990	271	0.5%	0.5%
Total Corporate portfolio	$1,229,511	$1,131,010	$98,501	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$197,679	$194,105	$3,574	10.0%	10.7%	4.40%
1-2 Yrs.	250,147	239,483	10,664	12.7%	13.2%	5.63%
2-5 Yrs.	758,063	706,333	51,730	38.5%	38.8%	5.30%
5-10 Yrs.	701,663	627,936	73,727	35.6%	34.5%	5.96%
> 10 Yrs.	61,244	53,141	8,103	3.1%	2.9%	6.60%
Total Fixed Income	$1,968,796	$1,820,999	$147,797	100.0%	100.0%	5.52%

Duration

Fixed Income portfolio duration	3.5 years

Investment Portfolio - Quality Ratings As of December 31, 2011	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$428,748	23.5%
AA	150,894	8.3%
A	431,175	23.7%
BBB	683,818	37.6%
Below Investment Grade	125,594	6.9%
NA	770	0.0%
Total Fixed Income	$1,820,999	100.0%

	Amortized Cost	% of Total			Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$350	0.0%	AAA		$222	0.2%
AA	73,263	6.5%	AA		6,484	5.9%
A	382,730	33.8%	A		13,867	12.7%
BBB	588,506	52.0%	BBB		71,568	65.5%
Below Investment Grade	85,590	7.6%	Below Investment Grade		17,200	15.7%
NA	571	0.1%	NA		—	—
Total Corporate	$1,131,010	100.0%		Total Private	$109,341	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$103,218	82.9%	AAA		$227,418	89.5%
AA	18,499	14.9%	AA		5,831	2.3%
A	1,200	1.0%	A		1,275	0.5%
BBB	1,284	1.0%	BBB		4,486	1.8%
Below Investment Grade	309	0.2%	Below Investment Grade		15,121	6.0%
NA	21	0.0%	NA		—	—
Total CMBS	$124,532	100.0%		Total Mortgage-Backed	$254,130	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$40,709	80.2% %	AAA		$56,831	44.1%
AA	—	—	AA		41,040	31.8%
A	1,256	2.5% %	A		21,771	16.9%
BBB	2,000	3.9% %	BBB		9,214	7.2%
Below Investment Grade	6,797	13.4% %	Below Investment Grade		—	—
NA	—	—	NA		—	—
Total Asset-Backed	$50,762	100.0% %		Total Treasury & Government	$128,856	100.0%

NAIC Designations

1	$884,377	53.8%
2	660,514	40.2%
3	63,268	3.9%
4	28,711	1.7%
5	4,089	0.2%
6	2,191	0.1%
U.S. Insurer Fixed Income (2)	1,643,150	100.0%
Other (3)	199,178
Cash and cash equivalents	136,078
Total Invested Assets	$1,978,406

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

Investment Portfolio - Mortgage Backed Vintage Analysis As of December 31, 2011	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	2004 and Prior	2005	2006	2007	2008	2009	2010	2011	Total

Commercial Mortgage-Backed Securities	Amortized Cost by Vintage
Current Rating:
AAA	$50,257	$22,587	$4,146	$7,605	$770	$5,931	$686	$11,236	$103,218
AA	8,246	10,253	—	—	—	—	—	—	18,499
A	1,000	—	200	—	—	—	—	—	1,200
BBB	1,284	—	—	—	—	—	—	—	1,284
BB	108	—	—	—	—	—	—	—	108
B	62	—	—	—	—	—	—	—	62
CCC and lower	107	53	—	—	—	—	—	—	160
Total	$61,064	$32,893	$4,346	$7,605	$770	$5,931	$686	$11,236	$124,532

	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$1,725	$1,209	$671	$584	$13	$583	$1	$523	$5,309
AA	314	231	—	—	—	—	—	—	545
A	(60)	—	4	—	—	—	—	—	(56)
BBB	(196)	—	—	—	—	—	—	—	(196)
BB	283	—	—	—	—	—	—	—	283
B	18	—	—	—	—	—	—	—	18
CCC and lower	30	218	—	—	—	—	—	—	248
Total	$2,114	$1,657	$675	$584	$13	$583	$1	$523	$6,150

Prime Residential Mortgage-Backed Securities	Amortized Cost by Vintage
Current Rating:
AAA	$106,333	$20,985	$21,853	$36,200	$22,708	$240	$5,012	$12,991	$226,321
AA	5,831	—	—	—	—	—	—	—	5,831
A	1,275	—	—	—	—	—	—	—	1,275
BBB	—	4,486	—	—	—	—	—	—	4,486
BB	694	2,917	—	—	—	—	—	—	3,611
B	—	1,146	—	—	—	—	—	—	1,146
CCC and lower	—	3,065	—	1,525	—	—	—	—	4,590
Total	$114,133	$32,599	$21,853	$37,725	$22,708	$240	$5,012	$12,991	$247,260
					9	0	2
	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$11,289	$1,190	$2,650	$3,475	$2,626	$16	$253	$800	$22,300
AA	(31)	—	—	—	—	—	—	—	(31)
A	(20)	—	—	—	—	—	—	—	(20)
BBB	—	(235)	—	—	—	—	—	—	(235)
BB	26	(202)	—	—	—	—	—	—	(177)
B	—	(17)	—	—	—	—	—	—	(17)
CCC and lower	—	(238)	—	(19)	—	—	—	—	(257)
Total	$11,265	$499	$2,650	$3,456	$2,626	$16	$253	$800	$21,565

Alt-A Residential Mortgage-Backed Securities	Amortized Cost by Vintage
Current Rating:
AAA	$—	$1,097	$—	$—	$—	$—	$—	$—	$1,097
AA	—	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—	—
BB	492	—	—	—	—	—	—	—	492
B	—	2,881	—	—	—	—	—	—	2,881
CCC and lower	2,158	243	—	—	—	—	—	—	2,401
Total	$2,649	$4,221	$—	$—	$—	$—	$—	$—	$6,871
			0	0	0
	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$—	$46	$—	$—	$—	$—	$—	$—	$46
AA	—	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—	—
BB	21	—	—	—	—	—	—	—	21
B	—	(92)	—	—	—	—	—	—	(92)
CCC and lower	(5)	(19)	—	—	—	—	—	—	(24)
Total	$16	$(65)	$—	$—	$—	$—	$—	$—	$(50)

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC.
Financial Supplement

									YOY Q4
(Dollars in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	$ Change	% Change
Net Investment Income by Source
Bonds & notes	$83,814	$27,796	$28,350	$28,091	$29,014	$27,462	$27,413	$26,019	$(2,072)	-7.4%
Preferred and common stocks	1,239	164	189	231	188	165	170	194	(37)	-16.0%
Deposit asset underlying 10% reinsurance treaty	—	1,551	624	(704)	508	650	449	412	1,116	nm
Policy loans	336	341	326	362	347	306	441	326	(36)	-9.9%
Cash & cash equivalents	283	85	103	73	70	65	63	109	36	49.3%
Other	—	55	—	—	(19)	13	—	—	—	nm
Total investment income	85,671	29,992	29,591	28,053	30,108	28,662	28,536	27,060	(993)	-3.5%
Investment expenses	3,095	2,001	1,737	1,365	1,482	1,433	1,433	1,417	52	3.8%
Net investment income	$82,576	$27,991	$27,855	$26,688	$28,626	$27,229	$27,103	$25,643	$(1,045)	-3.9%
Fixed income book yield, end of period	5.79%	5.72%	5.47%	5.48%	5.30%	5.38%	5.33%	5.52%	na	4 bps
New money yield	3.48%	2.43%	2.50%	3.58%	2.72%	4.45%	2.42%	3.69%	na	11 bps

									YOY Q4
	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	32.5%	31.4%	28.0%	26.7%	26.1%	25.3%	24.9%	23.5%	-3.2%
AA	7.9%	6.9%	8.0%	9.1%	9.5%	9.8%	9.9%	8.3%	-0.8%
A	21.2%	21.4%	22.2%	21.9%	22.4%	22.6%	22.6%	23.7%	1.8%
BBB	30.8%	32.4%	34.8%	35.6%	35.8%	35.9%	35.9%	37.6%	2.0%
Below Investment Grade	7.1%	7.8%	6.9%	6.7%	6.2%	6.3%	6.6%	6.9%	0.2%
NA	0.4%	0.1%	0.1%	0.1%	0.0%	0.1%	0.0%	0.0%	-0.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A	A	A	A	A	A	A	A	na

		As of December 31, 2011				As of December 31, 2011			As of December 31, 2011
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Government of Canada	$38,890	$35,374	AAA	United Kingdom	$71,249	$67,269	AAA	$—	$—
2	National Rural Utilities Cooperative	13,719	10,570	A+	Canada	50,883	46,942	AA	2,881	2,572
3	Verizon Communications Inc	13,161	11,493	A-	Australia	45,833	42,156	A	11,611	10,827
4	Bank of America Corp	12,844	12,720	A-	France	26,990	26,306	BBB	10,243	9,214
5	ProLogis Inc	12,354	11,745	BBB-	Germany	20,486	19,451	Below Investment Grade	—	—
6	General Electric Co	11,468	10,236	AA+	Brazil	18,170	16,387	NA	—	—
7	Province of Ontario Canada	10,570	8,466	AA-	Italy	14,172	15,259	Total	$24,735	$22,614
8	ConocoPhillips	10,369	8,827	A	Netherlands	11,213	9,564
9	Edison International	9,936	9,790	B+	Spain	11,013	11,530
10	Enel SpA	9,734	10,544	A-	Korea Republic Of	10,991	10,500	Non-Government Investments (1)
11	Iberdrola SA	9,602	8,468	BBB+	Switzerland	10,678	9,238
12	Province of Quebec Canada	9,585	7,653	A+	Belgium	7,662	6,288	AAA	$—	$—
13	Reynolds American Inc	9,463	7,971	BBB-	Ireland	7,544	7,745	AA	24,151	21,934
14	Diageo PLC	9,250	8,557	A-	Luxembourg	7,384	6,946	A	138,920	133,012
15	Altria Group Inc	9,131	7,406	BBB	Japan	7,159	6,884	BBB	146,907	137,229
16	Health Care REIT Inc	8,912	9,135	BBB-	Emerging Markets (2)	14,925	13,886	Below Investment Grade	22,083	22,605
17	Roche Holding AG	7,979	6,560	AA-	All Other	22,960	22,071	NA	2,515	1,029
18	Vale SA	7,932	7,129	A-	Total	$359,313	$338,424	Total	$334,577	$315,810
19	Hewlett-Packard Co	7,609	7,343	BBB+
20	Montpelier Re Holdings Ltd	7,526	7,207	BBB
21	Time Warner Cable Inc	7,516	7,098	BBB
22	Daimler AG	7,509	7,502	BBB+
23	Lockheed Martin Corp	7,446	6,948	A-
24	TESCO PLC	7,427	6,306	A-
25	Marsh & McLennan Cos Inc	7,238	6,678	BBB-
	Total	$267,170	$241,727

	% of total fixed income portfolio	12.5%	12.2%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Mexico, Peru, Poland and South Africa

Five-Year Historical Key Statistics	PRIMERICA, INC.
Financial Supplement

(Dollars in millions)	2007	2008	2009	2010	2011	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011

Recruits	220,950	235,125	221,920	231,390	244,756	58,085	65,245	58,178	49,882	52,813	65,138	83,074	43,731

Life-insurance licensed sales force, beginning of period	96,532	97,125	100,651	99,785	94,850	99,785	97,354	96,066	96,872	94,850	92,212	90,519	91,970
New life-licensed representatives	36,308	39,383	37,629	34,488	33,711	7,366	9,887	9,430	7,805	7,145	8,061	10,334	8,171
Non-renewal and terminated representatives	(35,715)	(35,857)	(38,495)	(39,423)	(37,385)	(9,797)	(11,175)	(8,624)	(9,827)	(9,783)	(9,754)	(8,883)	(8,965)
Life-insurance licensed sales force, end of period	97,125	100,651	99,785	94,850	91,176	97,354	96,066	96,872	94,850	92,212	90,519	91,970	91,176

Issued term life policies	244,733	241,173	233,837	223,514	237,535	52,445	60,406	54,373	56,290	51,281	59,826	65,067	61,361

Issued term life face amount	87,619	$87,279	$80,497	$74,401	$73,146	$17,997	$20,042	$18,113	$18,250	$16,735	$18,974	$18,885	$18,552

Term life face amount in force, beginning of period	599,470	$632,086	$633,467	$650,195	$656,791	$650,195	$651,790	$653,530	$654,633	$656,791	$658,523	$663,617	$666,182
Issued term life face amount	87,619	87,279	80,497	74,401	73,146	17,997	20,042	18,113	18,250	16,735	18,974	18,885	18,552
Terminated term life face amount	(64,966)	(72,008)	(74,642)	(70,964)	(66,951)	(18,867)	(16,156)	(17,836)	(18,105)	(17,247)	(14,724)	(16,221)	(18,760)
Foreign currency impact, net	9,963	(13,891)	10,873	3,158	1,970	2,464	(2,146)	826	2,013	2,244	843	(98)	(1,019)
Term life face amount in force, end of period	632,086	$633,467	$650,195	$656,791	$664,955	$651,790	$653,530	$654,633	$656,791	$658,523	$663,617	$666,182	$664,955

Estimated annualized issued term life premium
Premium from new policies	208.9	$205.0	$193.7	$180.8	$187.6	$43.4	$48.9	$44.1	$44.5	$41.1	$47.5	$50.1	$48.9
Additions and increases in premium	43.4	43.0	42.6	44.6	44.9	10.8	11.7	10.9	11.2	10.4	11.4	11.5	11.6
Total estimated annualized issued term life premium	252.4	$248.0	$236.3	$225.4	$232.5	$54.2	$60.6	$55.0	$55.6	$51.5	$58.9	$61.7	$60.4

Investment & Savings product sales	5,189.5	$4,458.4	$3,006.6	$3,623.6	$4,265.1	$973.5	$923.3	$823.9	$903.0	$1,113.7	$1,135.5	$1,060.0	$955.8

Investment & Savings average client asset values	36,735	$32,763	$26,845	$31,908	$34,870	$31,404	$31,561	$31,056	$33,611	$35,602	$36,463	$34,192	$33,224